QuickLinks -- Click here to rapidly navigate through this document

As Filed with the Securities and Exchange Commission on August 6, 2003

Registration No. 333-104973

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

INTERACTIVECORP
(formerly USA Interactive)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	4833 (Primary Standard Industrial Classification Code Number)	59-2712887 (I.R.S. Employer Identification Number)

152 West 57th Street
New York, New York 10019
(212) 314-7300
(Address, including Zip Code, and Telephone Number, including
Area Code, of Registrant's Principal Executive Offices)

David G. Ellen, Esq.
Vice President, Acting General Counsel and Secretary
InterActiveCorp
152 West 57th Street
New York, New York 10019
(212) 314-7300
(Name, Address, including Zip Code, and Telephone Number,
including Area Code, of Agent For Service)

Copies to:

Pamela S. Seymon Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 (212) 403-1000	Mark S. Britton Senior Vice President, General Counsel and Secretary Expedia, Inc. 13810 SE Eastgate Way, Suite 400 Bellevue, Washington 98005 (425) 564-7200	Peter D. Lyons Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022 (212) 848-4000

        Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the enclosed information statement/prospectus.

        If the securities registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-104973

Explanatory Note

        This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (File No. 333-104973) is filed pursuant to Rule 462(d) solely to add certain exhibits not previously filed with respect to such Registration Statement.

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

(a)
Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of March 18, 2003, by and between InterActiveCorp (formerly USA Interactive, "IAC"), Expedia, Inc. and Equinox Merger Corp. (included as Appendix A to the proxy and information statement/prospectus included in this Registration Statement).
3.1	Restated Certificate of Incorporation of IAC (incorporated by reference to Exhibit 3.1 to IAC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000).
3.2	Amendment to the Restated Certificate of Incorporation of IAC (incorporated by reference to Exhibit A of IAC's Definitive Information Statement filed on November 19, 2001).
3.3
Certificate of Ownership and Merger Merging Taiwan Travel, Inc. into USA Networks, Inc. (incorporated by reference to Exhibit 3.3 to IAC's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002).
3.4
Certificate of Ownership and Merger Merging WLS Holdings, Inc. into USA Interactive and Amendment Thereto (incorporated by reference to Exhibit 4.4 to IAC's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 (file no. 333-105014) filed on July 2, 2003).
3.5	Amended and Restated By-Laws of IAC (incorporated by reference to Exhibit 99.1 of IAC's Current Report on Form 8-K, filed on September 20, 2002).
4.1	Form of IAC Stockholder Equity Warrant (included in Exhibit 4.2).
4.2	Form of IAC Stockholder Equity Warrant Agreement.
4.3	Form of IAC Optionholder Equity Warrant (included in Exhibit 4.4).
4.4	Form of IAC Optionholder Equity Warrant Agreement.
5.1	Opinion of Wachtell, Lipton, Rosen & Katz as to the validity of the shares and warrants being issued.*
8.1	Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.*
8.2	Opinion of Shearman & Sterling LLP as to certain tax matters.*
23.1	Consent of Ernst & Young LLP.*
23.2	Consent of Ernst & Young LLP.*
23.3	Consent of Deloitte & Touche LLP.*
23.4	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibits 5.1 and 8.1 hereto).
23.5	Consent of Shearman & Sterling LLP (included in Exhibit 8.2 hereto).
24.1	Powers of Attorney.*
99.1	Consent of Stockholders of IAC in lieu of Stockholders' Meeting, dated as of March 18, 2003.*
99.2	Consent of Morgan Stanley & Co. Incorporated.*
99.3	Form of Expedia, Inc. Proxy Card.*

*
Previously filed.

1

SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on August 6, 2003.

INTERACTIVECORP
By:	/s/ DARA KHOSROWSHAHI Dara Khosrowshahi Executive Vice President and Chief Financial Officer

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated as of August 6, 2003.

Signature	Title

/s/ BARRY DILLER* Barry Diller	Chairman of the Board, Chief Executive Officer and Director
/s/ VICTOR A. KAUFMAN* Victor A. Kaufman	Vice Chairman and Director
/s/ WILLIAM J. SEVERANCE* William J. Severance	Vice President and Controller (Chief Accounting Officer)
/s/ DARA KHOSROWSHAHI Dara Khosrowshahi	Executive Vice President and Chief Financial Officer
/s/ RICHARD N. BARTON* Richard N. Barton	Director
/s/ ROBERT R. BENNETT* Robert R. Bennett	Director
/s/ EDGAR BRONFMAN, JR.* Edgar Bronfman, Jr.	Director

2

/s/ DONALD R. KEOUGH* Donald R. Keough	Director
/s/ MARIE-JOSÉE KRAVIS* Marie-Josée Kravis	Director
/s/ JOHN C. MALONE* John C. Malone	Director
/s/ GEN. H. NORMAN SCHWARZKOPF* Gen. H. Norman Schwarzkopf	Director
/s/ ALAN SPOON* Alan Spoon	Director
/s/ DIANE VON FURSTENBERG* Diane Von Furstenberg	Director
*By:	/s/ DARA KHOSROWSHAHI Dara Khosrowshahi Attorney-In-Fact

3

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of March 18, 2003, by and between (formerly USA Interactive, "IAC"), Expedia, Inc. and Equinox Merger Corp. (included as Appendix A to the proxy and information statement/prospectus included in this Registration Statement).
3.1	Restated Certificate of Incorporation of IAC (incorporated by reference to Exhibit 3.1 to IAC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000).
3.2	Amendment to the Restated Certificate of Incorporation of IAC (incorporated by reference to Exhibit A of IAC's Definitive Information Statement filed on November 19, 2001).
3.3
Certificate of Ownership and Merger Merging Taiwan Travel, Inc. into USA Networks, Inc. (incorporated by reference to Exhibit 3.3 to IAC's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002).
3.4
Certificate of Ownership and Merger Merging WLS Holdings, Inc. into USA Interactive and Amendment Thereto (incorporated by reference to Exhibit 4.4 to IAC's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 (file no. 333-105014) filed on July 2, 2003).
3.5	Amended and Restated By-Laws of IAC (incorporated by reference to Exhibit 99.1 of IAC's Current Report on Form 8-K, filed on September 20, 2002).
4.1	Form of IAC Stockholder Equity Warrant (included in Exhibit 4.2).
4.2	Form of IAC Stockholder Equity Warrant Agreement.
4.3	Form of IAC Optionholder Equity Warrant (included in Exhibit 4.4).
4.4	Form of IAC Optionholder Equity Warrant Agreement.
5.1	Opinion of Wachtell, Lipton, Rosen & Katz as to the validity of the shares and warrants being issued.*
8.1	Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.*
8.2	Opinion of Shearman & Sterling LLP as to certain tax matters.*
23.1	Consent of Ernst & Young LLP.*
23.2	Consent of Ernst & Young LLP.*
23.3	Consent of Deloitte & Touche LLP.*
23.4	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibits 5.1 and 8.1 hereto).
23.5	Consent of Shearman & Sterling LLP (included in Exhibit 8.2 hereto).
24.1	Powers of Attorney.*
99.1	Consent of Stockholders of IAC in lieu of Stockholders' Meeting, dated as of March 18, 2003.*
99.2	Consent of Morgan Stanley & Co. Incorporated.*
99.3	Form of Expedia, Inc. Proxy Card.*

*
Previously filed.

4

QuickLinks

Explanatory Note
PART II—INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 21. Exhibits and Financial Statement Schedules.
SIGNATURES
EXHIBIT INDEX